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                                                                    Rule 497(e)
                                                      Registration No. 33-11371
                                                              File No. 811-4982

                              HEARTLAND GROUP, INC.

                             WISCONSIN TAX FREE FUND
                     (available to Wisconsin residents only)

                              ----------------------

                         Supplement Dated August 14, 2002
                                       To
                   Prospectus Dated May 1, 2002 ("Prospectus")

Reorganization of Wisconsin Tax Free Fund
-----------------------------------------

     The Board of Directors of Heartland Group, Inc. ("Heartland") unanimously approved and adopted an Agreement and Plan of Reorganization (the "Agreement") for the Heartland Wisconsin Tax Free Fund (the "Heartland Fund"), as being in the best interests of the Heartland Fund shareholders. The Board's action was made in furtherance of a strategic decision by Heartland Advisors, Inc., supported by the Board, to focus on Heartland's equity funds and value investing.

     Under the Agreement, substantially all of the assets and liabilities of the Heartland Fund would be transferred to the North Track Wisconsin Tax-Exempt Fund (the "North Track Fund"), a mutual fund series of North Track Funds, Inc. managed by B.C. Ziegler and Company. In exchange, the North Track Fund would issue to the Heartland Fund shares of the North Track Fund having an aggregate net asset value equal to the Heartland Fund assets (less the Heartland Fund liabilities) so transferred. The Heartland Fund would then distribute such shares of the North Track Fund to the Heartland Fund shareholders, pro rata, in liquidation of the Heartland Fund. The value of each Heartland Fund shareholders' account in the North Track Fund immediately after the transaction would be the same as the value of that shareholder's account in the Heartland Fund immediately before the transaction. The transaction has been structured to qualify as a tax-free reorganization for federal income tax purposes so that Heartland Fund shareholders would not recognize any gain or loss as a result of the exchange of their shares of the Heartland Fund for shares of the North Track Fund in the transaction.

     Completion of the transaction is subject to normal and customary conditions. The Agreement requires the approval of the Heartland Fund shareholders before it can be implemented. Details of the transaction and other information will be set forth in a proxy statement/prospectus to be mailed to the Heartland Fund shareholders in September 2002 in anticipation of a special meeting of the Heartland Fund shareholders currently scheduled for late October 2002. If approved, the transaction is expected to occur on or about November 1, 2002. To facilitate operational aspects of the transaction, the Fund may not accept purchases received within seven days prior to the date of the transaction.

                         1.800.HEARTLN (1.800.432.7856)
                             www.heartlandfunds.com